AMENDMENT TO
                    DEVELOPMENT, LICENSE AND SUPPLY AGREEMENT

         This Amendment to the Development, License and Supply Agreement dated July 23, 1999 (the "Agreement"), is entered into as of June 23, 2000, by and between NaPro BioTherapeutics, Inc. a Delaware corporation ("NaPro") and Abbott Laboratories, an Illinois corporation ("Abbott"). Any capitalized term used and not otherwise defined herein shall have the meaning set forth in the Agreement. All terms and conditions set forth in the Agreement that are not amended hereby shall remain in full force and effect.

         1. Pursuant to Section 6.1.2 of the Agreement, Abbott and NaPro hereby amend the Development Plan in its entirety as set forth in Exhibit 1 hereto.

         2. Pursuant to Section 18.6 of the Agreement, Abbott and NaPro hereby amend the Agreement to include the following Section 2.3.4:

         [THIS PORTION HAS BEEN REDACTED.]

         3. Pursuant to Section 18.6 of the Agreement, Abbott and NaPro hereby delete Section 3.1.2 in its entirety.

         4. Pursuant to Section 18.6 of the Agreement, Abbott and NaPro hereby amend Section 3.1.3 in its entirety to read as follows:

         3.1.3 Except as otherwise may be provided in this Section 3.1, Six Million Dollars ($6,000,000) within five (5) Business Days [THIS PORTION HAS BEEN REDACTED.];

         5. Pursuant to Section 18.6 of the Agreement, Abbott and NaPro hereby amend Section 3.1.4 in its entirety to read as follows:

         3.1.4 Approval/First Commercial Sale Milestones. [THIS PORTION HAS BEEN REDACTED.]

                3.1.4.1 [THIS PORTION HAS BEEN REDACTED.] eight million dollars ($8,000,000) within five (5) Business Days [THIS PORTION HAS BEEN REDACTED.]

                3.1.4.2 [THIS PORTION HAS BEEN REDACTED.] twelve million dollars ($12,000,000) within five (5) Business Days [THIS PORTION HAS BEEN REDACTED.];


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         6. Pursuant to Section 18.6 of the Agreement, Abbott and NaPro hereby amend Section 6.2.2 by inserting the following sentence after the second sentence in such Section:

         [THIS PORTION HAS BEEN REDACTED.]

         7. Pursuant to Section 18.6 of the Agreement, Abbott and NaPro hereby amend the Agreement to include the following Section 8.7.2.5:

                8.7.2.5  [THIS PORTION HAS BEEN REDACTED.]

         8. Pursuant to Section 18.6 of the Agreement, Abbott and NaPro hereby replace the second sentence of Section 9.4 with the following:

         NaPro may assist Abbott with technical marketing [THIS PORTION HAS BEEN REDACTED.] only at NaPro's cost and expense beginning not earlier than the number of months determined by the Marketing Committee following the First Commercial Sale of such Finished Product in the United States.

         9. Pursuant to Section 18.6 of the Agreement, Abbott and NaPro hereby amend Section 10.8 in its entirety to read as follows and add a new Section 10.9:

                10.8.    Settlement. [THIS PORTION HAS BEEN REDACTED.]

                10.9.    Disposition of Funds. [THIS PORTION HAS BEEN REDACTED.]

         10.Pursuant to Section 18.6 of the Agreement, Abbott and NaPro hereby amend Section 15.3.2.2 in its entirety to read as follows:

                15.3.2.2 with respect to NaPro, a willful failure by NaPro to perform any material obligations of NaPro under Article 6 and/or the Development Plan, and/or under Article 8 and/or under Section 10.9.

         11.Pursuant to Section 18.6 of the Agreement, Abbott and NaPro hereby amend Section 15.6.2 in its entirety to read as follows:

                15.6.2  [THIS PORTION HAS BEEN REDACTED.]

         12. Abbott and NaPro agree that, upon execution of this Amendment, a press release in the form attached hereto as Exhibit 2 will be issued.

         13. From the date hereof, any reference to the Agreement shall be deemed to refer to the Agreement as amended by this Amendment.

         14. This Amendment shall be governed by the laws of the State of Illinois, without giving effect to any choice of law or conflict of law provisions, and any dispute arising out of or in connection with this Amendment shall be governed by the provisions of Article 16 of the Agreement.

         15. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which will constitute one and the same instrument.


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         IN WITNESS WHEREOF, Abbott and NaPro have executed this Amendment effective as of the date first set forth above.

ABBOTT LABORATORIES



By: /s/ Richard A. Gonzalez
Name:  Richard A. Gonzalez
Title: President, Hospital
       Products Division

NAPRO BIOTHERAPEUTICS, INC.



By: /s/ Gordon Link
Name:  Gordon Link
Title: Vice President
       and Chief Financial Officer

   [Signature page to Amendment to Development, License and Supply Agreement]